COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Disclosure of Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Material agreements
At the end of 2020 the Company had several agreements with third parties related to the manufacturing of RUCONEST and development of new products. In these agreements certain minimum volumes are committed. Total potential liabilities under these agreements are approximately €17.8 million (2019: €26 million), of which €15.3 million relates to 2021 and €2.5 million relates to 2022. All expenditures relate to the cost of goods.
Under the Novartis license agreement for Leniolisib dated August 2019, the Company is committed to contribute additional funding for the remaining clinical development through the current registration-enabling study up to the amount of €2.1 million. This is expected to be paid during 2021, although a small portion may be paid in 2022 depending on the rate of completion of the study. The agreement also provides for future milestone payments upon future achievement of certain approvals and sales levels.
The Company has committed itself to building a new facility to expand it’s downstream processing capacity for its lead product, RUCONEST® (recombinant C1 esterase inhibitor (rhC1INH)). The facility will include the purification, filtration and concentration of the starting material. Construction is planned to begin mid-2021 at Pivot Park in Oss, the Netherlands. Pivot Park is also the location of BioConnection B.V., Pharming’s contracted fill and finish facility, in which Pharming holds a minority stake.